UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 15, 2013

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 15, 2013, Kodiak Oil & Gas Corp. (the “Company”) issued a press release entitled “Kodiak Oil & Gas Corp. Announces First Quarter 2013 Sales Volumes; Reports Borrowing Base Redetermination and Provides Operations Update.”  A copy of the original press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Except as set forth below, this information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 3, 2013, Kodiak Oil & Gas (USA) Inc., a wholly-owned subsidiary of the Company, as borrower, the Company, as guarantor, Wells Fargo Bank, N.A., as administrative agent, and each of the financial institutions party thereto as lenders, which includes Wells Fargo Bank, N.A., KeyBank National Association, BMO Harris Financing, Inc., Royal Bank of Canada, The Bank of Nova Scotia, Scotiabank, Inc., Credit Suisse AG, Cayman Island Branch, Comerica Bank, U.S. Bank National Association, JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas, Suntrust Bank and Cadence Bank, N.A., entered into that certain Eighth Amendment (the “Amendment”) to Amended and Restated Credit Agreement. The Amendment, among other things, (i) increases the Company’s borrowing base to $650 million from the previous $450 million, (ii) increases the elected aggregate commitment on the revolver to $550 million, (iii) extends the maturity to April 2, 2018, (iv) adjusts the pricing margins and (v) increases the overall facility from $750 million to $1.5 billion.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated April 15, 2013
99.2

Eighth Amendment to Amended and Restated Credit Agreement, dated as of April 3, 2013, among Kodiak Oil & Gas (USA) Inc., as Borrower, Wells Fargo Bank, N.A., as Administrative Agent and the Lenders signatory thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: April 18, 2013		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated April 15, 2013
99.2

Eighth Amendment to Amended and Restated Credit Agreement, dated as of April 3, 2013, among Kodiak Oil & Gas (USA) Inc., as Borrower, Wells Fargo Bank, N.A., as Administrative Agent and the Lenders signatory thereto